Exhibit 99.1

Women’s Health Specialty Pharmaceutical Company NASDAQ: AGRX

Forward-Looking Statement 2 Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements are subject to important factors, risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, enrollment and completion of the trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain the capital necessary to fund its operations; the Company’s ability to generate revenues; the successful implementation of the Company’s research and development programs and collaborations; the acceptance by the market of the Company’s products; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the cost of our efforts to commercialize and promote our product candidates once they are approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Agile Corporate Overview 3 Significant Near-Term Market Opportunity $5.3 Billion US contraceptive market, $4.0 Billion in combined hormonal contraceptives (CHC) Lead product, Twirla®, Phase III expected to complete in 2H 2016, submission 1H 2017 Twirla® expected to be the first non-oral CHC brand introduced in over 15 years and is an improvement on the currently available contraceptive patch Agile is Building a Robust Contraceptive Franchise Three additional unique product candidates in the pipeline that address high market needs Intellectual Property supports Twirla (latest expiry 2028) and development of pipeline product candidates (latest expiry 2029) Expertise in complex patch technology and manufacturing; one PAI completed, commercial scale-up ongoing Agile is Well-Positioned for Successful Twirla Market Entry Twirla is expected to be the only low-dose CHC patch Physicians and consumers show high interest in a low-dose patch Managed care environment for contraceptives is generally favorable Specialty focus and target consumer should allow for efficient marketing execution Agile team members have prior experience commercializing many successful women’s health brands

Agile Corporate Strategy: Become a Leader in Women’s Health 4 Near-term Mid-term Long-term Establish Agile in contraceptive market Become contraceptive market leader with Agile franchise Broaden WHC portfolio in areas of unmet need Twirla® AG200-SP AG200-ER AG890 Endometriosis Uterine fibroids Osteoporosis Urinary incontinence Menopause Potential Value Twirla®

Agile Executive Management Team

Deep Experience in Women's Healthcare and Contraceptive Products

Al Altomari *President and Chief Executive Officer*	Johnson & Johnson; Barrier Therapeutics — Turning Science into Practice
Scott Coiante *Vice President and Chief Financial Officer*	MEDAREX; EY
Elizabeth Garner, M.D., M.P.H. *Sr. Vice President and Chief Medical Officer*	MYRIAD; abbvie; MERCK
Katie MacFarlane, Pharm. D. *Chief Commercial Officer*	Warner Chilcott; Parke-Davis; Pfizer; smartpharma

Agile team members have commercialized many successful contraceptive brands

Ortho Tri-Cyclen	Ortho Evra	Loestrin 24 Fe
Highest peak market share of any contraceptive	Most successful contraceptive launch	First 24-day regimen; became market leader

Agile Therapeutics
NASDAQ: AGRX

1.8.2016

TriCyclen and Evra are registered trademarks of Johnson & Johnson, Inc. Loestrin is a registered trademark of Allergan, Inc.

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AG890 Source: IMS NSP, retail + non-retail through Dec 2014 US Hormonal Contraceptive Market is a Significant Opportunity 6 AG200-ER AG200-SP Progestin-Only Combination Hormonal Contraceptives $5.3 Billion Vaginal Ring $654 Million Patches $153 Million Pills $3.2 Billion $1.3 $4.0

Only 2 Non-Oral CHC Forms Are Available and Both Became Market-Leading Brands 7 Oral Pills (Once a day) Vaginal Ring (Once a month) Patch (Once a week) Non-oral CHCs have reached significant peak market shares Evra 11.1% Nuvaring 6.6% The current market leader is a non-oral product Nuvaring 2014 annual sales $654 Million The most successful contraceptive launch was a non-oral product Evra reached 10% TRx share in 18 months *includes brands and branded generic products Source: IMS NPA and NSP Evra is a registered trademark of Johnson & Johnson, Inc. Nuvaring is a registered trademark of Merck & Co., Inc. 192 products* Nuvaring® Evra®

Twirla® is our Lead Product Twirla is a once-weekly contraceptive patch Only one other contraceptive patch is available on the market Twirla delivers a lower daily dose of estrogen than the currently available patch Women want alternatives to an oral contraceptive Pill users’ chief complaint is having to take something daily and fitting this into their busy lifestyles Women frequently forget to take their pill (1-4x per month) Twirla is currently conducting Phase III, with data expected 2H 2016 Agile has a comprehensive commercial launch plan in place for Twirla 8 Source: Qualitative and quantitative consumer research, RG&A 2012 “One less thing to do every day” “You can forget about it and you’re not stressed about taking a pill at the same time every day”

SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Why Women Would Use Twirla® Women can choose where to apply the patch: buttock, abdomen, or upper torso Source: Qualitative and quantitative consumer research, RG&A 2012. Data on File, Agile Therapeutics Upper Torso 12% Abdomen 40% Buttock 48% 9 Pill Regimen: Once a day Patch Regimen: Once a week SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7 days no patch Don’t have to remember it every day Visual reassurance that they are protected Less invasive than some methods (vaginal ring, IUDs, Injectables, Implants)

What Makes Twirla® Different?

- **There is only one other patch on the market, and Twirla will be the <u>only low-dose contraceptive patch</u>**
  - Delivers ~30µg/day EE
  - Evra®/Xulane® delivers ~60% more EE than a 35µg pill
- **Twirla is the first and only product candidate to deliver LNG through the skin at a contraceptive dose**
  - Twirla contains levonorgestrel (LNG) and ethinyl estradiol (EE)
  - LNG and EE have over 25 years of established use in contraceptives
- **Agile's proprietary Skinfusion® technology is cosmetically appealing**
  - Active ingredients are contained the central active matrix, designed to allow the peripheral adhesive system to keep the patch in place for 7 days


Peripheral Adhesive System
Active Matrix
Release Liner


Twirla is <1mm in thickness

Agile THERAPEUTICS
NASDAQ: AGRX

1.8.2016
Evra is a registered trademark of Johnson & Johnson, Inc. Xulane is a registered trademark of Mylan, Inc.
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Hatch-Waxman Exclusivity Agile Intellectual Property Strategies For the Franchise 11 Regimen (2029) Design (2028) Formulation (2021) 8 cover Twirla & Pipeline 4 cover Pipeline 12 Issued Patents Pipeline Manufacturing Transdermal Know-How Resource Intensive Custom Equipment AG200-ER AG200-SP AG890

Agile Pipeline Strategy: Establish a Market-Leading Contraceptive Franchise 12 Agile Contraceptive Pipeline Product Indication Preclinical Phase I Phase II Phase III Status Twirla® Contraception (21/7 cycle) Phase III results expected 2H 2016 AG200-SP Contraception (shorter, lighter periods) Phase II PK/PD trial design and planning underway AG200-ER Contraception (extended cycle) Phase II PK/PD trial design and planning underway AG890 Contraception (Progestin-only) Phase II PK/PD trial complete Additional product development required

There is a Market Need for New Contraceptive Products Twirla will be the first new CHC brand introduced since 2013 Twirla will be the first non-oral CHC brand introduced since 2002 13 Yasmin (Jun 2001) Nuvaring (Jun 2002) TriCyclen Lo (Sep 2002) Seasonale (Oct 2003) Generess (May 2011) Quartette (Aug 2013) Minastrin 24 (Aug 2013) Loestrin 24 (Mar 2006) Yaz (Apr 2006) Seasonique (Jul 2006) Evra (Mar 2002) LoLoestrin (Dec 2010) Natazia (Jul 2010) Beyaz (Oct 2010) 2001 2013 Only non-oral CHC brands TriCyclen and Evra are registered trademarks of Johnson & Johnson, Inc. Nuvaring is a registered trademark of Merck & Co., Inc. Yasmin, Yaz, Beyaz, and Natazia are registered trademarks of Bayer. Xulane is a registered trademark of Mylan, Inc. Loestrin, Generess, and Minastrin are registered trademarks of Allergan, Inc. Seasonique and Quartette are registered trademarks of Teva Pharmaceuticals USA. Inc. Lo Seasonique (Mar 2009)

US Branded Combined Hormonal Contraceptives (CHC) Have High Potential Market Value Sources: IMS NPA Dec 2014 and MediSpan Price Rx Select, Jan 2016 1% TRx Share = $152 Million 90 Million TRx (Total Market) $120.92/month (Avg. Brand WAC) CHC Market 58% Brand ($2.3B) 42% Generic ($1.7B) $10.8 Billion Total Branded Value 58% Brand ($2.3B) 42% Generic ($1.7B) 22% Brand (20M Rx) 78% Generic (70M Rx) 1.4 months per TRx (Avg.) CHC Market 14

Twirla® Marketing Plan is a 3-Pronged Approach 15 Sources: SK&A Physician Access Study 2010, *RG&A Interviews with ObGyns and NPs (n=74), 2012, RG&A Consumer Research Study (n=30), 2012 ObGyn/NP Specialty Market Specialty market allows for sales force of only 70-100 reps Access to ObGyns is high – among the lowest “no-see” rate of all specialties Lack of introduction of new CHC products means opportunity for Twirla® to have high share of voice Targeted Consumer Segment Consumers have active role in product choice Twirla target demographic responds to digital marketing Women want contraception that is easy to use, non-daily, and less invasive Managed Care ACA Contraceptive Mandate provides a favorable Managed Care environment for Twirla® “I’m excited. Patients ask for the patch all the time.”* “Birth control without the stress”* “This is good. There was a void after we stopped using Ortho Evra patients like the patch.”* “ I want the freedom to not have to take something every day, so I’m willing to try it.”*

ObGyns and Nurse Practitioners are the Key Contraceptive Prescribers 70% of US Contraceptive TRx are Written by ObGyns/NPs/PAs Source: IMS NPA, TRx Volume by Prescriber Type, 2014 Source: IMS NPA, TRX Volume by Category, 2010 ObGyns Prescribe Contraceptives More than any Other Therapy 16 Contraceptive 34% Menopause 14% Antiinfective 12% Analgesic 8% Antidepressant 6% All Other 26% ObGyn TRx by Category ObGyn 45% NP/PA 25% PCP 24% All Other 6% CHC Prescriptions by Prescriber Type

Detailing Samples Medical Education A Sales Force of 70-100 Reps is Estimated for Twirla® 17 All Prescribers (n=56,000) Branded Prescribers (n=22,000) US Contraceptive Prescribers Source: Wolters Kluwer 2012 (# of prescribers) and IMS Prescriber Profiler 2009: %TRx written by ObGyns in Dec 3-10 of contraceptive writers Over 90% ObGyn

We Know the Twirla® Target Consumer 18 Source: Survey of 1000 women age 15-44, RG&A 2012. Data for ‘seekers’ (n=565) considering starting birth control Women would choose Twirla® because they are busy Q: How Interested Would You Be In Using Twirla As Your Birth Control? A once-weekly patch is a convenient alternative to a once-a-day pill S M T T W F S Very (14%) Somewhat (37%) Very Some what 26% 23% 51% Disinterested Neither Interested 0% 10% 20% 30% 40% 50% 60%

Reaching Contraceptive Consumers Means Going Digital 19 Where She Goes Online Social Networks Discussion Forums Blogs & Online Magazines Mobile Mobile apps Text messaging Magazines Who She Is Twirla interest is highest among: 20-29 years old College or graduate student Employed Women in a committed relationship Sources: Survey of 1000 women age 15-44, RG&A 2012. Data for ‘seekers’ (n=565) considering starting birth control and Pew Research

Branded Contraceptives Continue to Take Aggressive Price Increases Source: MediSpan Price Rx Select, Jan 2016. *Values for 2016 are YTD through Jan 6 2016 Avg. Price/cycle calculation includes 13 leading branded contraceptive products. Patch Pricing reflects Ortho Evra price 2006-2014, Xulane in 2015 Avg. Annual Price Increase 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016* 12.2% 9.7% 10.3% 17.3% 13.5% 11.6% 7.7% 8.5% 11.3% 16.8% 3.3% Twirla expected to be well-positioned to compete and gain managed care access 20 $41.27 $45.62 $50.51 $59.92 $68.55 $75.90 $81.02 $88.12 $99.57 $117.18 $120.92 $43.11 $45.22 $49.34 $56.93 $68.76 $75.57 $91.26 $100.29 $110.22 $105.92 $105.92 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 $120.00 $130.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016* Avg. Price/Cycle for Branded Contraceptives ($WAC) Average Branded Price Evra/Xulane

Managed Care Environment is Favorable For a New Contraceptive Patch 21 If Twirla is not the preferred patch: Most branded contraceptives are on Tier 3 or 4 Manufacturers utilize copay coupons to offset the copay cost Branded copay average = $35-50, with copay coupon: $20-30 Requires coverage with no cost sharing of at least one product in each form of contraception per FDA Birth Control Guide “Patch” is a unique form Twirla and Xulane (Evra generic) will be the only 2 products available in Patch form Xulane current price = $105.92/cycle Sources: HHS FAQs About ACA Implementation (Part XXVI), May 11 2015 Managed Care research, Campbell Alliance and Fingertip Formulary, Feb 2015 If Twirla is the preferred patch: Patients will be able to fill a prescription with no copay no deductible no coinsurance ACA ‘Contraceptive Mandate’ now in effect Possible Formulary Scenarios

Unique Contraceptive Brands Have Achieved High Market Share in the CHC Market 22 Product Peak TRx Share* Evra 11.1% Yaz 13.1% TriCyclen Lo 9.1% Yasmin 12.9% Loestrin 24 10.2% LoLoestrin 4.0% Nuvaring 6.6% Average 9.6% Source: IMS NPA, 2002-2015 *Time to peak TRx share varies by product, and in most instances occurred after the first two years post launch

9% Consumers “very interested” 14% ObGyns “% of next 100 patients” 17.0%* Average of Analog Brands 9.6% Twirla® Peak Share Estimate Rationale Based on Consumer & Physician Market Research and Market Analogs Sources: IMS NPA, 2002-2014 ObGyn market research conducted by Kantar Health, 2010. Consumer market research conducted by RG&A, 2012. 14% of consumers considering starting birth control “very interested in using Twirla” 23 *ObGyns estimated 17% share, adjusted to 9% for overstatement

Twirla® Phase 3 Trial Expected to Complete in 2H 2016 Simplified Study Design: Single-arm, open-label study Over 2,000 subjects treated for up to 1 year Focus on subject compliance, retention and reduced loss to follow up Primary efficacy measure = Pearl Index (PI) Highest approved by FDA to date: Pearl Index = 3.19 Upper bound of the 95% confidence interval around the PI = 5.03 24 Number of on-drug pregnancies Number of 28-day on-drug cycles (1300) PI = Source: Quartette package inserts and Seasonale SBOA. Quartette and Seasonale are registered trademarks of Teva, Inc.

Study Timeline 25 Study completion anticipated 2H 2016 Experienced sites selected, trained, and activated Enrollment completed 2H 2015 CRL response submission anticipated 1H 2017 2014 2017 2015 2016

Why We Believe The SECURE Study Will be Successful Experienced clinicians/ study coordinators Focus on patient compliance and adherence Experienced CRO Real-time oversight (technology enabled) Electronic diary 26

2015 2016 2017 Agile Milestones 1H 2H 1H 2H 1H Twirla Phase 3 Trial Ongoing qualification of Commercial Manufacturing Equipment AG200-ER/AG200-SP Program Design Development Milestones 1 27 4 2 3 2H 2015: Patient enrollment completed 2H 2016: Expected last patient, last visit 1H 2017: Potential submission of CRL response 2H 2016: Ongoing qualification of commercial manufacturing line 1H 2015: Select product regimen(s) 2H 2015: Develop clinical plan for pipeline product 1 2 3 4 5 6 6 5

Agile Financial Profile Balance Sheet Data $39.4 Million cash on hand at September 30, 2015 $34.4 Million cash on hand at December 31, 2015 22.3 Million common shares outstanding at November 9, 2015 Background and Recent Financings Initial Public Offering Completed in May 2014 $55.0 Million gross proceeds (~$49.7 Million net proceeds) Private Placement Completed in January 2015 $20.0 Million gross proceeds (~$19.3 Million net proceeds) Debt Facility of up to $25.0 Million (Hercules Technology Growth Capital) Completed in February 2015 $16.5 Million funded at loan closing (primarily to repay prior debt) 28

Agile Corporate Summary 29 Near-term catalyst – Phase III data 2H 2016 Phase III asset in multi-billion dollar market Twirla expected to be the first low-dose alternative to an oral CHC in over 15 years Pipeline with patent protection to 2029 Targeted specialty market commercialization Favorable managed care environment Management team with proven success launching contraceptive products

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